EXHIBIT 99.3
                                                             ---------------
                                   FORM OF

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                           Tender of all Outstanding
                     11-1/4% First Mortgage Notes due 2004
                              in Exchange for New
                     11-1/4% First Mortgage Notes due 2004

                                      of

                         SUN WORLD INTERNATIONAL, INC.

   Registered holders of outstanding 11-1/4% First Mortgage Notes due 2004 (the Old "Notes") who wish to tender their Notes in exchange for a like principal amount of new 11-1/4% Notes due 2004 which have been registered under the Securities Act of 1933, as amended (the "Exchange Notes"), and whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to IBJ Schroder Bank & Trust Company (the "Exchange Agent") prior to the Expiration date (as defined), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus, dated _____________, 1997 (the "Prospectus").

                THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      IBJ SCHRODER BANK & TRUST COMPANY


                        By Hand/Overnight Express:


                         IBJ Schroder Bank & Trust
                                  Company
                             One State Street
                         New York, New York  10004
                           Attention: Securities
                                Processing
                       Window, Subcellar One (SC-1)
                                 By Mail:
                        (insured or registered mail
                               recommended)

                         IBJ Schroder Bank & Trust
                                  Company
                                P.O. Box 84
                          Blowling Green Station
                      New York, New York  10274-0084
                         Attention: Reorganization
                           Operations Department


                         By Facsimile Transmission:

                               (212) 858-2611
                      (For Eligible Institutions Only)

                             To confirm receipt:

                               (212) 858-2103

   Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON   ____________________________________, 1997, UNLESS THE
EXCHANGE OFFER IS EXTENDED.

Ladies and Gentlemen:

   The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures For Tendering Old Notes--Guaranteed Delivery Procedures."

                     DESCRIPTION OF SECURITIES TENDERED


Name(s) and address(es) of
registered holder as it     Certificate Number(s) of  Principal amount of
Old
appears on the Old Notes    Old Notes Tendered        Notes Tendered
(Please Print)

------------------------    ---------------------     -----------------------
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------------------------    ---------------------     -----------------------
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/ /     CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
        TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH
        THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution:_____________________________________

/ /     The Depository Trust Company

        Account Number:____________________________________________________

        Transaction Code Number:___________________________________________


                  THE FOLLOWING GUARANTEE MUST BE COMPLETED
                            GUARANTEE OF DELIVERY
                  (Not to be used for signature guarantee)

   The undersigned, an Eligible Institution (as defined in the Prospectus), hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Old Notes complies with Rule 14e-4, and (c) guarantees to either deliver to the Exchange Agent the certificates representing all of the Old Notes tendered hereby, in proper form for transfer, or to deliver such Old Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Prospectus) in the case of a book-entry transfer, and any other required documents, all within three business days after the date hereof.

   Name of Firm:__________________________     ____________________________
                                               (Authorized Signature)

   Address:_______________________________     Title:_______________________

   _______________________________________     Name:
_______________________
                       (Zip Code)                     (Please type or
print)

   Area Code and Telephone Number:             Date:________________________

   ______________________________________


        NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY, CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.